UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2015

Dover Saddlery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51624	04-3438294
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Great Road, P.O. Box 1100, Littleton, Massachusetts		01460
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-952-8062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On July 1, 2015, Registrant reported the completion of its merger with a company formed by Webster Capital; and announced that Dover shareholders will receive $8.50 per share in cash in the merger and all in-the-money stock options and warrants will be cashed out.

The information in this Item 7.01 of Current Report on Form 8-K, as well as Exhibit 99.1, shall not be treated as "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

On July 1, 2015, Registrant issued a press release reporting the completion of its merger with a company formed by Webster Capital; and announcing that Dover shareholders will receive $8.50 per share in cash in the merger and all in-the-money stock options and warrants will be cashed out.

A copy of the Press Release is attached as Exhibit 99.1.

d) Exhibits

Exhibit No.

99.1 Press Release dated July 1, 2015.

This Form 8-K and the attached press release include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation statements made about the proposed merger with an affiliate of Webster. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on estimates and involve risks and uncertainties. All statements other than statements of historical fact included in this 8-K and accompanying press release regarding the merger with an affiliate of Webster, Dover’s strategies, plans, objectives, expectations, and future operating results are forward-looking statements. Additional risks are described under Item 1A, “Risk Factors,” in Registrant’s most recent annual report on amended Form 10-K for the year ended December 31, 2014 filed on April 29, 2015. Given these uncertainties, undue reliance should not be placed on these forward-looking statements.

All statements other than statements of historical fact included herein regarding the prospects for consummation of the Merger, Registrant’s strategies, plans, objectives, expectations, and future operating results are forward-looking statements. Although Registrant believes that the expectations reflected in such forward-looking statements are reasonable at this time, it can give no assurance that such expectations will prove to have been correct. Registrant is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Saddlery, Inc.

July 1, 2015	By:	/s/ David R. Pearce

Name: David R. Pearce
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	July 1, 2015 Press Release